UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 1, 2005


                                 SUPERCLICK, INC.
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                 (Name of Small Business Issuer in its charter)


                     WASHINGTON                         52-2219677
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           (State or other jurisdiction of            (IRS Employer
            incorporation or organization)          Identification No.)


                 4275 Executive Square Suite 215 La Jolla 92037
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               (Address of principal executive offices) (Zip Code)


                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

      As a result of closing of the Purchase Agreement of Hotel Net LLC, the Company appointed Chirag Patel and Dipan Patel to serve as Directors on the Company's Board.

      Following are biographies of the newly appointed directors.

      Mr. Chirag Patel, 38 years old. Chirag Patel has more than 14 years experience in Information Technology and its applications, as well as in finance and management. He co-founded Veriprise Wireless Corporation in 1999, which extends corporate applications to its mobile employees via handheld devices. During his tenure with Veriprise Chirag helped raise $9 million dollars to fund the company wherein he developed and implemented the company's marketing strategies resulting in partnerships with Northwestern Mutual, Proctor & Gamble, Lotus, Motorola, PriceWaterhouseCoopers, Siebel, AT&T Wireless and Verizon Wireless. In addition he worked with the Motorola global teams to jointly penetrate the markets in South America and India.

      Mr. Dipan Patel, 39 years old. Dipan Patel has sixteen years of experience in the Hotel industry and has worked in operations, franchising and real estate investment sales. His strong relationships and rich experience in the hospitality industry has made him instrumental in developing Hotel Net's fast growing footprint in the United States. Currently, he is a Senior Vice President at CB Richard Ellis, a leading commercial real estate brokerage firm, and represents the Southeast Hotel Investment Sales Group. During his career he has completed over 120 transactions and has been awarded Broker of the year in 2001 for the Hospitality Investment Sales and was the leading investment sales broker for CB in the Southeast in 2002. He continues to enjoy strong success in the transaction business and has represented several major national hotel clients. Prior to hotel investment sales he worked with Cendant and Days Inn in a Franchise Sales capacity.

Item 9.01 Financial Statements and Exhibits

      (a) Financial statements of business acquired.

      The Company will file financial statements under cover of Form 8-K no later than 71 calendar days after the date this Report is required to be filed.

      (b) Pro forma financial information.

      The Company will file pro forma financial information under cover of Form 8-K no later than 71 calendar days after the date this Report is required to be filed.

      (c) Exhibits

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SUPERCLICK, INC.


Date: September 7, 2005           By: /s/ Todd M. Pitcher
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                                  Name:  Todd M. Pitcher
                                  Title: Chairman of the Board, interim Chief
                                         Financial Officer, and Principal
                                         Accounting Officer